Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions	ACQUISITIONS
The Company continually evaluates potential acquisitions that either strategically fit with the Company’s existing portfolio or expand the Company’s portfolio into a new and attractive business area. The Company has completed a number of acquisitions that have been accounted for as purchases and have resulted in the recognition of goodwill in the Company’s Combined Financial Statements. This goodwill arises because the purchase prices for these businesses reflect a number of factors including the future earnings and cash flow potential of these businesses, the multiple to earnings, cash flow and other factors at which similar businesses have been purchased by other acquirers, the competitive nature of the processes by which the Company acquired the businesses, the avoidance of the time and costs which would be required (and the associated risks that would be encountered) to enhance the Company’s existing product offerings to key target markets and enter into new and profitable businesses, and the complementary strategic fit and resulting synergies these businesses bring to existing operations.
The Company makes an initial allocation of the purchase price at the date of acquisition based upon its understanding of the fair value of the acquired assets and assumed liabilities. The Company obtains this information during due diligence and through other sources. In the months after closing, as the Company obtains additional information about these assets and liabilities, including through tangible and intangible asset appraisals, and learns more about the newly acquired business, it is able to refine the estimates of fair value and more accurately allocate the purchase price. Only items identified as of the acquisition date are considered for subsequent adjustment.
There were no material business acquisitions during the year ended December 31, 2018. The Company acquired 51% of a business for no net cash consideration during the year ended December 31, 2017. The Company acquired one business in 2016 for total consideration of $5 million.
Acquisition of Noncontrolling Interest
In 2017, the Company acquired the remaining noncontrolling interest and settled other related liabilities associated with one of its prior business combinations in its Specialty Products & Technologies segment for consideration of $89 million. The Company recorded the increase in ownership interests as a transaction within net Parent investment and recorded the settlement of the liabilities as a reduction of the other long-term liabilities balance. As a result of this transaction, noncontrolling interests were reduced by $63 million reflecting the carrying value of the interest with the $1 million difference charged to net Parent investment and the other long-term liability balance decreased by approximately $25 million. In connection with settlement of the liabilities, the Company recorded a gain of approximately $10 million.